SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT
                ------------------------------------------------


               SECOND AMENDMENT AND CONSENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of April 29, 2005, among FAIRPOINT COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), various Lenders party to the Credit Agreement referred to below, and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                              W I T N E S S E T H:
                               - - - - - - - - - -


               WHEREAS, the Borrower, various lenders from time to time party thereto (the "Lenders"), Bank of America, N.A., as Syndication Agent, CoBank, ACB, and General Electric Capital Corporation, as Co-Documentation Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of February 8, 2005 (the "Credit Agreement"); and

               WHEREAS,  subject  to the terms  and  conditions  of this  Second
Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement and the Lenders wish to grant a consent to certain provisions of the Credit Agreement, in each case as herein provided;

               NOW, THEREFORE, IT IS AGREED:


I.      Amendment and Consent to Credit Agreement.

               1. Section 3.02(A)(e) of the Credit Agreement is hereby amended by deleting the text "Section 6.01(e)" in each place it appears in said Section and inserting the text "Section 6.01(d) or (e), as the case may be," in lieu thereof.

               2. Section  6.01(d) of the Credit  Agreement is hereby amended by
(i) inserting the text "(x)" immediately after the text "6.01(b)," appearing in said Section and (ii) inserting the following text prior to the period at the end of said Section:

        "and (y) the amount of Dividends, if any, that the Borrower intends to pay on the immediately succeeding date on which the Borrower's dividend policy provides for Dividends to be paid by the Borrower on the Borrower Common Stock".

               3. Section 6.01(e) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 6.01(e) in lieu thereof:

               "(e) Year-End Quarterly Compliance Certificate. Within 60 days following the end of the last fiscal quarter of each fiscal year of the Borrower, a certificate (each, a "Year-End Quarterly Compliance Certificate") from an Authorized Officer, which certificate shall set forth (i) the calculations required to establish (I) the Interest Coverage Ratio and the Leverage Ratio as of the last day of the Test Period then last ended and (II) the Available Cash and Cumulative Distributable Cash, in each case determined as at the last day of the Test Period then last ended, and
        (ii) the amount of Dividends, if any, that the Borrower intends to pay on the immediately succeeding date on which the Borrower's dividend policy provides for Dividends to be paid by the Borrower on the Borrower Common Stock.".

               4. Notwithstanding anything to the contrary contained in Section 6.10(a)(iv) and (ix) of the Credit Agreement, in connection with (and only with) any Permitted Acquisition consummated prior to June 30, 2005, the Borrower shall not be required to (x) demonstrate compliance with the covenant contained in
Section 7.11 for the Calculation Period then most recently ended as otherwise required by said Section 6.10(a)(iv) or (y) include calculations of compliance with (and only with) such covenant in any officers' certificate delivered pursuant to Section 6.10(a)(ix).

               5. Section 7.09(a)(iii) of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section 7.09(a)(iii) in lieu thereof:

               "(iii) the Borrower may declare and pay Dividends to the holders of Borrower Common Stock (including by way of the repurchase of outstanding shares of Borrower Common Stock) in an amount not to exceed the amount of Cumulative Distributable Cash (determined as of the Dividend Calculation Date); provided that no such Dividend shall be made
        (v) prior to the date of the delivery of the Quarterly Compliance Certificate for the fiscal quarter of the Borrower ended June 30, 2005,
        (w) if a Default or Event of Default exists on the respective Dividend Calculation Date or would exist immediately after giving effect to the making of such Dividend, (x) if a Dividend Suspension Period is in effect on the respective Dividend Calculation Date, (y) if the Minimum Liquidity Condition is not satisfied on the respective Dividend Calculation Date (before and after giving effect to the respective Dividend) and (z) in the case of a payment of a Dividend, unless the Borrower shall have delivered an officer's certificate on the respective Dividend Calculation Date certifying that the Cumulative Distributable Cash on such date (after giving effect to all prior and contemporaneous adjustments thereto, except as a result of such Dividend) exceeds the aggregate amount of the proposed Dividend;".

               6. Section 7.09(a) of the Credit Agreement is hereby further amended by deleting clause (xvi) of said Section in its entirety and inserting the following new clause (xvi) in lieu thereof:

               "(xvi) so long as (x) no Default or Event of Default then exists or would exist immediately after giving effect thereto and (y) the Minimum Liquidity Condition is satisfied at such time, the Borrower may
        (I) at any time prior to the 70th day following the Initial Borrowing Date, make a one-time payment of cash Dividends on then outstanding shares of Borrower Common Stock of $0.22543 per share of Borrower Common Stock (which based on the number of outstanding shares of Borrower Common Stock as of the Initial Borrowing Date equates to approximately $7,800,000) and (II) at any time after June 30, 2005 and on or prior to July 30, 2005, make a one-time payment of cash Dividends on then outstanding shares of Borrower Common Stock of approximately

        $0.3978 per share of Borrower Common Stock (which based on the number of outstanding shares of Borrower Common Stock as of the Initial Borrowing Date equates to approximately $14,000,000);".

               7. The definition of "Cumulative Distributable Cash" appearing in
Section 9 of the Credit Agreement is hereby amended by inserting the text "(and, prior to the application thereof to the payment of Dividends and without duplication, the aggregate amount of cash paid over to the paying agent by the Borrower for the payment of Dividends on Borrower Common Stock on a given Dividend Calculation Date)" immediately after the text "on the Borrower Common Stock" appearing in sub-clause (ii) of said definition.

               8. The definition of "Dividend  Suspension  Period"  appearing in
Section  9 of the  Credit  Agreement  is hereby  amended  by  deleting  the text
"Section 6.01(e)" appearing in said Section and inserting the text "Section 6.01(d) or (e), as the case may be," in lieu thereof.

               9. Section 9 of the Credit Agreement is hereby further amended by
(i) deleting the definition of "Quarterly Compliance Certificate" appearing in said Section and (ii) inserting the following new definitions in lieu thereof:

               "Dividend Calculation Date" shall mean (i) in the case of a declaration of any Dividend, the date of the declaration of such Dividend and (ii) in the case of a payment of any Dividend, the Business Day preceding the date of the payment of such Dividend.

               "Quarterly Compliance Certificate" shall mean (i) any Year-End Quarterly Compliance Certificate and (ii) any certificate delivered pursuant to Section 6.01(d) in respect of any fiscal quarter of the Borrower (commencing with the first full fiscal quarter of the Borrower ending after the Initial Borrowing Date).

               "Year-End  Quarterly  Compliance   Certificate"  shall  have  the
        meaning provided in Section 6.01(e).

II.     Miscellaneous Provisions.

               1. In order to induce the Lenders to enter into this Second Amendment, the Borrower hereby represents and warrants that:

               (a) no Default or Event of Default exists as of the Second Amendment Effective Date (as defined below), both immediately before and immediately after giving effect thereto; and

               (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

               2. This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

               3. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

               4. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF).

               5. This Second Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of the Borrower and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counter parts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention: May Yip (facsimile number: 212-354-8113 / email address: myip@whitecase.com).

               6. The Borrower hereby covenants and agrees, so long as the Second Amendment Effective Date occurs, to pay to each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by the later to occur of (x) 2:00 P.M. (New York time) on April 29, 2005 and (y) 2:00 P.M. (New York time) on the Second Amendment Effective Date (such later date, the "Outside Date"), a non-refundable cash amendment fee equal to 0.05% of the sum of (i) each such Lender's Revolving Commitment as in effect on the Second Amendment Effective Date and (ii) the aggregate outstanding principal amount of its Term Loans immediately prior to the Second Amendment Effective Date, which fee shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter and shall be paid by the Borrower to the Administrative Agent for distribution to the applicable Lenders on the second Business Day following the Outside Date.

               7. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

               IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.




                                    FAIRPOINT COMMUNICATIONS, INC.


                                    By: Timothy W. Henry
                                       -----------------
                                      Name: Timothy W. Henry
                                      Title: Vice President of Finance
                                             and Treasurer

                                    DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                    Individually and as Administrative Agent

                                    By:  Anca Trifan
                                        ------------
                                        Name: Anca Trifan
                                        Title: Director

                                    By:  Gregory Shefrin
                                        ----------------
                                        Name: Gregory Shefrin
                                        Title: Director



                                    BANK OF AMERICA, N.A., Individually and as
                                    Syndication Agent

                                    By:  Robert Klawinksi
                                        -----------------
                                        Name: Robert Klawinski
                                        Title: Senior Vice President


                                    COBANK, ACB, Individually and as
                                    Co-Documentation Agent

                                    By:  Rick Freeman
                                        -------------
                                        Name: Rick Freeman
                                        Title: Vice President


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    Individually and as Co-Documentation Agent

                                    By:  Matthew A. Toth, III
                                        ---------------------
                                        Name: Matthew A. Toth, III
                                        Title: Authorized Signatory

                                    SIGNATURE  PAGE TO THE SECOND  AMENDMENT  TO
                                    CREDIT  AGREEMENT,  DATED  AS OF  APRIL  29,
                                    2005, AMONG FAIRPOINT COMMUNICATIONS,  INC.,
                                    THE  LENDERS  FROM TIME TO TIME PARTY TO THE
                                    CREDIT  AGREEMENT  AND  DEUTSCHE  BANK TRUST
                                    COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

                                    SUNAMERICA LIFE INSURANCE COMPANY

                                    By:  AIG Global Investment Corp.,
                                    Its Investment Advisor

                                     By: /s/ W. Jeffrey Baxter
                                          --------------------
                                           Name: W. Jeffrey Baxter
                                           Title: Vice President


                                    GALAXY CLO 2003-1, LTD.

                                    By:  AIG Global Investment Corp.,
                                    Its Investment Advisor

                                    By: /s/ W. Jeffrey Baxter
                                          -------------------
                                           Name: W. Jeffrey Baxter
                                           Title: Vice President


                                    GALAXY III CLO, LTD.

                                    By:  AIG Global Investment Corp.,
                                    Its Investment Advisor

                                    By: /s/ W. Jeffrey Baxter
                                          -------------------
                                           Name: W. Jeffrey Baxter
                                           Title: Vice President


                                    GALAXY IV CLO, LTD.

                                    By:  AIG Global Investment Corp.,
                                    Its Investment Advisor

                                    By: /s/ W. Jeffrey Baxter
                                         --------------------
                                           Name: W. Jeffrey Baxter
                                           Title: Vice President

                                    SUNAMERICA SENIOR FLOATING RATE FUND

                                    By:  AIG Global Investment Corp.,
                                    Its Investment Sub-Advisor

                                    By: /s/ W. Jeffrey Baxter
                                         --------------------
                                           Name: W. Jeffrey Baxter
                                           Title: Vice President


                                    KZH SOLEIL LLC


                                     By: /s/ Hi Hua
                                         ----------
                                     Name: Hi Hua
                                           Title: Authorized Agent


                                     KZH SOLEIL-2 LLC


                                     By: /s/ Hi Hua
                                         ----------
                                     Name: Hi Hua
                                           Title: Authorized Agent


                                    LANDMARK V CDO LIMITED

                                    By: Aladdin Capital Management, LLC,
                                    as Manager


                                     By: /s/ John J. D'Angelo
                                          --------------------
                                           Name: John J. D'Angelo
                                           Title: Authorized Signatory


                                    LANDMARK IV CDO LIMITED

                                    By: Aladdin Capital Management, LLC,
                                    as Manager


                                     By: /s/ John J. D'Angelo
                                          --------------------
                                           Name: John J. D'Angelo
                                           Title: Authorized Signatory

                                    LANDMARK III CDO LIMITED

                                    By: Aladdin Capital Management, LLC,
                                    as Manager


                                     By: /s/ John J. D'Angelo
                                          --------------------
                                           Name: John J. D'Angelo
                                           Title: Authorized Signatory


                                    LANDMARK CDO LIMITED

                                    By: Aladdin Capital Management, LLC,
                                    as Manager


                                     By: /s/ John J. D'Angelo
                                          --------------------
                                           Name: John J. D'Angelo
                                           Title: Authorized Signatory


                                     WB LOAN FUNDING 1, LLC


                                     By: /s/ Diana M. Himes
                                          ------------------
                                           Name: Diana M. Himes
                                           Title: Associate


                                     PACIFICA CDO II, LTD.


                                     By: /s/ An Pham, Jr.
                                          ----------------
                                           Name: An Pham, Jr.
                                           Title: Vice President


                                    NEW ALLIANCE GLOBAL CDO, LIMITED

                                    By: Alliance Capital Management L.P.,
                                    as Sub-Adviser

                                    By: Alliance Capital Management Corporation,
                                    as General Partner

                                     By: /s/ Nantha K. Suppiah
                                          ---------------------
                                           Name: Nantha K. Suppiah
                                           Title: Vice President


                                     ACM INCOME FUND, INC.


                                     By: /s/ Nantha K. Suppiah
                                          ---------------------
                                           Name: Nantha K. Suppiah
                                           Title: Vice President



                                    IDS LIFE INSURANCE COMPANY

                                    By: American Express Asset Management Group,
                                    Inc., as Collateral Manager


                                     By: /s/ Yvonne E. Stevens
                                          ---------------------
                                           Name: Yvonne E. Stevens
                                           Title: Managing Director


                                    AMERICAN EXPRESS CERTIFICATE COMPANY

                                    By: American Express Asset Management Group,
                                    Inc., as Collateral Manager


                                     By: /s/ Yvonne E. Stevens
                                          ---------------------
                                           Name: Yvonne E. Stevens
                                           Title: Managing Director


                                    CENTURION CDO VII, LTD.

                                    By: American Express Asset Management Group,
                                    Inc., as Collateral Manager


                                     By: /s/ Robin C. Stancil
                                          --------------------
                                           Name: Robin C. Stancil
                                           Title: Supervisor, Fixed Income
                                                  Support Team

                                    CENTURION CDO VI, LTD.

                                    By: American Express Asset Management Group,
                                    Inc., as Collateral Manager


                                     By: /s/ Robin C. Stancil
                                          --------------------
                                           Name: Robin C. Stancil
                                           Title: Supervisor, Fixed Income
                                                  Support Team


                                    CENTURION CDO 9, LTD.

                                    By: American Express Asset Management Group,
                                    Inc., as Collateral Manager


                                     By: /s/ Robin C. Stancil
                                          --------------------
                                           Name: Robin C. Stancil
                                           Title: Supervisor, Fixed Income
                                                  Support Team


                                    CENTURION CDO 8, LTD.

                                    By: American Express Asset Management Group,
                                    Inc., as Collateral Manager


                                     By: /s/ Robin C. Stancil
                                          --------------------
                                           Name: Robin C. Stancil
                                           Title: Supervisor, Fixed Income
                                                  Support Team


                                    CENTURION CDO II, LTD.

                                    By: American Express Asset Management Group,
                                    Inc., as Collateral Manager


                                     By: /s/ Robin C. Stancil
                                          --------------------
                                           Name: Robin C. Stancil
                                           Title: Supervisor, Fixed Income
                                                  Support Team


                                     AVENUE CLO FUND, LIMITED

                                     By: /s/ Richard D'Addario
                                          ---------------------
                                           Name: Richard D'Addario
                                           Title: Senior Portfolio Manager


                                    BABSON CLO LTD. 2004-I
                                    BABSON CLO LTD. 2004-II
                                    BABSON CLO LTD. 2005-I
                                    SUFFIELD CLO, LIMITED
                                    TRYON CLO LTD. 2000-I


                                    By: /s/ David P. Wells
                                        --------------------
                                        Name: David P. Wells, CFA
                                        Title: Managing Director


                                    MAPLEWOOD (CAYMAN) LIMITED

                                    By: Babson Capital Management LLC,
                                    as Investment Manager

                                    By: /s/ David P. Wells
                                          --------------------
                                           Name: David P. Wells, CFA
                                           Title: Managing Director


                                    MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                    By: Babson Capital Management LLC,
                                    as Investment Advisor

                                     By: /s/ David P. Wells
                                          --------------------
                                           Name: David P. Wells, CFA
                                           Title: Managing Director


                                    SIMSBURY CLO, LIMITED

                                    By: Babson Capital Management LLC,
                                    under delegated authority from Massachusetts
                                    Mutual LifeInsurance Company as Collateral
                                    Manager

                                     By: /s/ David P. Wells
                                          --------------------
                                           Name: David P. Wells, CFA

                                           Title: Managing Director



                                     BALLANTYNE FUNDING LLC


                                     By: /s/ Meredith J. Koslick
                                          -----------------------
                                           Name: Meredith J. Koslick
                                           Title: Assistant Vice President


                                    BANK OF MONTREAL

                                    By: HIM Monegy, Inc.
                                    as Agent


                                     By: /s/ Piper Kerr
                                          --------------
                                           Name: Piper Kerr
                                           Title: Vice President


                                    BRAYMOOR & CO.

                                    By: Bear Stearns Asset Management, Inc.,
                                    as its attorney-in-fact


                                     By: /s/ Jonathan Berg
                                          -----------------
                                           Name: Jonathan Berg
                                           Title: Associate Director


                                    BEAR STEARNS LOAN TRUST

                                    By: Bear Stearns Asset Management, Inc.,
                                    as its attorney-in-fact


                                     By: /s/ Jonathan Berg
                                          -----------------
                                           Name: Jonathan Berg
                                           Title: Associate Director


                                    BEAR STEARNS INSTITUTIONAL LOAN MASTER FUND,
                                    LTD.

                                    By: Bear Stearns Asset Management Inc.,
                                    as its Investment Manager


                                     By: /s/ Jonathan Berg
                                          -----------------
                                           Name: Jonathan Berg
                                           Title: Associate Director


                                    BLACKROCK GLOBAL FLOATING RATE INCOME TRUST
                                    BLACKROCK LIMITED DURATION INCOME TRUST
                                    BLACKROCK SENIOR INCOME SERIES
                                    BLACKROCK SENIOR INCOME SERIES II
                                    MAGNETITE IV CLO, LIMITED
                                    MAGNETITE V CLO, LIMITED
                                    SENIOR LOAN PORTFOLIO


                                     By: /s/ Tom Colwell
                                          ---------------
                                           Name: Tom Colwell
                                           Title: Authorized Signatory


                                     FBS CBNA LOAN FUNDING LLC


                                     By: /s/ Greg Bresner
                                          ----------------
                                           Name: Greg Bresner
                                     Title:


                                    CALLIDUS DEBT PARTNERS CLO FUND III LTD.

                                    By: Callidus Capital Management, LLC,
                                    as its Collateral Manager


                                     By: /s/ Wayne Mueller
                                          -----------------
                                           Name: Wayne Mueller
                                           Title: Senior Managing Director


                                    WHITNEY CLO I

                                    By: Centre Pacific,
                                    its Manager


                                    By: /s/ John M. Casparian
                                         ---------------------
                                           Name: John M. Casparian
                                           Title: Chief Operating Officer


                                    ECL FUNDING LLC for itself or as agent for ECL2 FUNDING LLC


                                     By: /s/ Janet Haack
                                          ---------------
                                           Name: Janet Haack
                                           Title: Attorney-in Fact


                                     CALDI FUNDING LLC


                                     By: /s/ Meredith J. Koslick
                                          -----------------------
                                           Name: Meredith J. Koslick
                                           Title: Assistant Vice President


                                     CIT LENDING SERVICES CORPORATION


                                     By: /s/ Michael V. Monahan
                                          ----------------------
                                           Name: Michael V. Monahan
                                           Title: Vice President


                                    EAGLE MASTER FUND LTD.

                                    By: Citigroup Alternative Investments.,
                                    as Investment Manager for and on behalf of
                                    Eagle Master Fund Ltd.


                                     By: /s/ Daniel Slotkin
                                          ------------------
                                           Name: Daniel A. Slotkin
                                           Title: Director


                                    CITIGROUP INVESTMENTS CORPORATE LOAN FUND
                                    INC.

                                    By: Travelers Asset Management International
                                    Company LLC,


                                     By: /s/ Daniel Slotkin
                                          ------------------
                                           Name: Daniel A. Slotkin
                                           Title: Director


                                    MADISON PARK FUNDING I, LTD.


                                     By: /s/ David H. Lerner
                                          -------------------
                                           Name: David H. Lerner
                                           Title: Authorized Signatory


                                    ATRIUM IV


                                     By: /s/ David H. Lerner
                                          -------------------
                                           Name: David H. Lerner
                                           Title: Authorized Signatory


                                    CSAM FUNDING I


                                    By: /s/ David H. Lerner
                                         -------------------
                                           Name: David H. Lerner
                                           Title: Authorized Signatory


                                    ATRIUM CDO


                                    By: /s/ David H. Lerner
                                         -------------------
                                           Name: David H. Lerner
                                           Title: Authorized Signatory


                                    HEWETT'S ISLAND CLO II, LTD.

                                    By: Cypress Tree Investment Management
                                    Company, Inc., as Portfolio Manager

                                    By: /s/ John A. Frabotta
                                         --------------------
                                           Name: John A. Frabotta
                                           Title: Authorized Signatory


                                    ACCESS INSTITUTIONAL LOAN FUND

                                    By: Deerfield Capital Management LLC,
                                    as its Portfolio Manager


                                    By: /s/ Mark E. Whittnebel
                                         ----------------------
                                           Name: Mark E. Whittnebel
                                           Title: Senior Vice President


                                    BRYN MAWR CLO, LTD.

                                    By: Deerfield Capital Management LLC,
                                    as its Collateral Manager


                                    By: /s/ Mark E. Whittnebel
                                         ----------------------
                                           Name: Mark E. Whittnebel
                                           Title: Senior Vice President


                                    CUMBERLAND II CLO LTD.

                                    By: Deerfield Capital Management LLC,
                                    as its Collateral Manager


                                    By: /s/ Mark E. Whittnebel
                                         ----------------------
                                           Name: Mark E. Whittnebel
                                           Title: Senior Vice President


                                    FOREST CREEK CLO, LTD.

                                    By: Deerfield Capital Management LLC,
                                    as its Collateral Manager


                                    By: /s/ Mark E. Whittnebel
                                         ----------------------

                                           Name: Mark E. Whittnebel
                                           Title: Senior Vice President


                                    LONG GROVE CLO, LIMITED

                                    By: Deerfield Capital Management LLC,
                                    as its Collateral Manager


                                    By: /s/ Mark E. Whittnebel
                                         ----------------------
                                           Name: Mark E. Whittnebel
                                           Title: Senior Vice President


                                    MARKET SQUARE CLO, LTD.

                                    By: Deerfield Capital Management LLC,
                                    as its Collateral Manager


                                    By: /s/ Mark E. Whittnebel
                                         ----------------------
                                           Name: Mark E. Whittnebel
                                           Title: Senior Vice President


                                    ROSEMONT CLO, LTD.

                                    By: Deerfield Capital Management LLC,
                                    as its Collateral Manager


                                    By: /s/ Mark E. Whittnebel
                                         ----------------------
                                           Name: Mark E. Whittnebel
                                           Title: Senior Vice President


                                    DEERFIELD OPPORTUNITY FUND


                                    By: /s/ Mark E. Whittnebel
                                         ----------------------
                                           Name: Mark E. Whittnebel
                                           Title: Senior Vice President


                                    MUIRFIELD TRADING LLC

                                    By: /s/ Meredith J. Koslick
                                         -----------------------
                                           Name: David H. Lerner
                                           Title: Assistant Vice President


                                    SENIOR DEBT PORTFOLIO

                                    By: Boston Management and Research,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    EATON VANCE SENIOR INCOME TRUST

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    EATON VANCE CDO III, LTD.

                                    By: Eaton Vance Management,
                                    as Investment Advisor

                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    CONSTANTINUS EATON VANCE CDO V, LTD.

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    EATON VANCE CDO VI LTD.

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    GRAYSON & CO.

                                    By: Boston Management and Research,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    BIG SKY SENIOR LOAN FUND, LTD.

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof

                                           Title: Vice President


                                    THE  NORINCHUKIN  BANK, NEW YORK BRANCH
                                    through State Street Bank and Trust Company
                                    N.A. as Fiduciary Custodian

                                    By: Eaton Vance Management,
                                    Attorney-in-Fact


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    BIG SKY II SENIOR LOAN TRUST

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    EATON VANCE VT FLOATING-RATE INCOME FUND

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    EATON VANCE LIMITED DURATION INCOME FUND

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President

                                    EATON VANCE SENIOR FLOATING-RATE TRUST

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    EATON VANCE FLOATING-RATE INCOME TRUST

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    EATON VANCE SHORT DURATION DIVERSIFIED
                                    INCOME FUND

                                    By: Eaton Vance Management,
                                    as Investment Advisor


                                    By: /s/ Michael B. Botthof
                                         ----------------------
                                           Name: Michael B. Botthof
                                           Title: Vice President


                                    FEDERAL LAND BANK ASSOCIATION OF TEXAS, FLCA


                                    By: /s/ James R. Isenhower
                                         ----------------------
                                           Name: James R. Isenhower
                                           Title: Chief Executive Officer


                                    FLAGSHIP CLO II

                                    By: Flagship Capital Management, Inc.


                                    By: /s/ Eric S. Meyer
                                         -----------------
                                           Name: Eric S. Meyer
                                           Title: Director


                                    FLAGSHIP CLO III

                                    By: Flagship Capital Management, Inc.


                                    By: /s/ Eric S. Meyer
                                         -----------------
                                           Name: Eric S. Meyer
                                           Title: Director


                                    AURUM CLO 2002-I, LTD.

                                    By: Columbia Management Advisors, Inc.,
                                    as Investment Manager


                                    By: /s/ Eric S. Meyer
                                         -----------------
                                           Name: Eric S. Meyer
                                           Title: Vice President


                                    FOUR CORNERS CLO 2005, LTD.

                                    By: Four Corners Capital Management LLC,
                                    as Collateral Manager


                                    By: /s/ Steven Columbaro
                                         --------------------
                                           Name: Steven Columbaro
                                           Title: Vice President


                                    MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                                    UTILITIES DIVIDEND & INCOME FUND

                                    By: Four Corners Capital Management LLC,
                                    as Sub-Adviser

                                    By: /s/ Steven Columbaro
                                         --------------------
                                           Name: Steven Columbaro
                                           Title: Vice President


                                    FRANKLIN FLOATING RATE TRUST
                                    FRANKLIN FLOATING RATE MASTER SERIES
                                    FRANKLIN FLOATING RATE DAILY ACCESS FUND
                                    FRANKLIN CLO I, LTD.
                                    FRANKLIN CLO II, LTD.
                                    FRANKLIN CLO III, LTD.
                                    FRANKLIN CLO IV, LTD.


                                    By: /s/ Tyler Chan
                                         --------------
                                           Name: Tyler Chan
                                           Title: Vice President


                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    By: /s/ Stephen King
                                         ----------------
                                           Name: Stephen King
                                           Title: Authorized Signatory


                                    GULF STREAM-COMPASS CLO 2005-1 LTD.

                                    By: Gulf Stream Asset Management LLC,
                                    as Collateral Manager


                                    By: /s/ Barry K. Love
                                         -----------------
                                           Name: Barry K. Love
                                           Title: Chief Credit Officer


                                    BUSHNELL CBNA LOAN FUNDING LLC, for itself or as agent for BUSHNELL CFPI LOAN FUNDING LLC


                                    By: /s/ Janet Haack
                                         ---------------
                                           Name: Janet Haack
                                           Title: Attorney-in-Fact


                                    STEDMAN  CBNA  LOAN  FUNDING  LLC,  for
                                    itself  or as agent  for STEDMAN CFPI LOAN
                                    FUNDING LLC


                                    By: /s/ Janet Haack
                                         ---------------
                                           Name: Janet Haack

                                           Title: Attorney-in-Fact


                                    PIONEER FLOATING RATE TRUST

                                    By: Highland Capital Management, L.P.,
                                    its Sub-Adviser


                                    By: /s/ Mark Okada
                                         --------------
                                           Name: Mark Okada
                                           Title: Chief Investment Officer


                                    HIGHLAND FLOATING RATE ADVANTAGE FUND

                                    By: Highland Capital Management, L.P.,
                                    its Investment Adviser


                                    By: /s/ Mark Okada
                                         --------------
                                           Name: Mark Okada
                                           Title: Chief Investment Officer


                                    HIGHLAND FLOATING RATE LIMITED LIABILITY
                                    COMPANY

                                    By: Highland Capital Management, L.P.,
                                    its Investment Adviser


                                    By: /s/ Mark Okada
                                         --------------
                                           Name: Mark Okada
                                           Title: Chief Investment Officer

                                    LOAN STAR STATE TRUST

                                    By: Highland Capital Management, L.P.,
                                    its Investment Manager

                                    By: Strand Advisors, Inc.
                                    its General Partner


                                    By: /s/ David Lancelot
                                         ------------------
                                           Name: David Lancelot
                                           Title: Treasurer, Highland Capital
                                                  Management, L.P.


                                    SOUTHFORK CLO, LTD.

                                    By: Highland Capital Management, L.P.,
                                    as Collateral Manager


                                    By: /s/ David Lancelot
                                         ------------------
                                           Name: David Lancelot
                                           Title: Treasurer


                                    LOAN FUNDING IV, LLC

                                    By: Highland Capital Management, L.P.,
                                    as Portfolio Manager


                                    By: /s/ David Lancelot
                                         ------------------
                                           Name: David Lancelot
                                           Title: Treasurer


                                    LOAN FUNDING VII, LLC

                                    By: Highland Capital Management, L.P.,
                                    as Collateral Manager


                                    By: /s/ David Lancelot
                                         ------------------
                                           Name: David Lancelot
                                           Title: Treasurer

                                    HIGHLAND OFFSHORE PARTNERS, L.P.

                                    By: Highland Capital Management, L.P.,
                                    as General Partner


                                    By: /s/ David Lancelot
                                         ------------------
                                           Name: David Lancelot
                                           Title: Treasurer


                                    ALZETTE EUROPEAN CLO S.A.

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Collateral Manager


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    AVALON CAPITAL LTD. 3

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Asset Manager


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    CHAMPLAIN CLO, LTD.

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Collateral Manager


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    CHARTER VIEW PORTFOLIO

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Investment Advisor


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    DIVERSIFIED CREDIT PORTFOLIO LTD.

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Investment Adviser


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    AIM FLOATING RATE FUND

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Sub-Adviser


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    INVESCO EUROPEAN CDO I S.A.

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Collateral Manager


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    LOAN FUNDING IX, LLC for itself or as agent for Corporate Loan Funding IX LLC

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Portfolio Manager


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    SEQUILS-LIBERTY, LTD.

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Collateral Manager


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    PETRUSSE EUROPEAN CLO S.A.

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Collateral Manager


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    SAGAMORE CLO LTD.

                                    By: INVESCO Senior Secured Management, Inc.
                                    as Collateral Manager


                                    By: /s/ Scott Baskind
                                         -----------------
                                           Name: Scott Baskind
                                           Title: Authorized Signatory


                                    SARATOGA CLO I, LIMITED

                                    By: INVESCO Senior Secured Management, Inc.
                                    As Asset Manager

                                    By: /s/ Scott Baskind
                                         ----------------
                                           Name: Scot Baskind
                                           Title:  Authorized Signatory

                                    VICTORIA FALLS CLO LTD.


                                     By: /s/ Mark O. Senkdirl
                                          -------------------
                                           Name: Mark O. Senkdirl
                                           Title: Managing Director


                                    KKR FINANCIAL CLO 2005-1

                                     By: /s/ Kim Masters
                                          --------------
                                           Name: Kim Masters
                                           Title: Authorized Signatory

                                    LONGHORN CDO III, LTD.

                                    By:  Merrill Lynch Investment Manager L.P.
                                    as Collateral Agent

                                    By: /s/ Illegible
                                         ------------
                                      Name:
                                     Title:


                                    DIVERSIFIED INCOME STRATEGIES PORTFOLIO,
                                    INC.

                                    By: /s/ Illegible
                                         ------------
                                      Name:
                                     Title:


                                    METROPOLITAN LIFE INSURANCE COMPANY

                                    By: /s/ Jim Dinger
                                         -------------
                                           Name: Jim Dingler
                                           Title:  Director

                                    VENTURE CDO 2002, LIMITED

                                    By: MJX Asset Management, LLC, Its
                                    Investment Advisor

                                     By: /s/ Martin Davey
                                          ---------------
                                           Name: Martin Davey
                                           Title: Managing Director


                                    VENTURE II CDO 2002, LIMITED

                                    By: MJX Asset Management, LLC, Its
                                    Investment Advisor

                                     By: /s/ Martin Davey
                                          ---------------
                                           Name: Martin Davey
                                           Title: Managing Director

                                    VENTURE III CDO LIMITED

                                    By: MJX Asset Management, LLC, Its
                                    Investment Advisor

                                     By: /s/ Martin Davey
                                          ---------------
                                           Name: Martin Davey
                                           Title: Managing Director

                                    VENTURE IV CDO LIMITED

                                    By: MJX Asset Management, LLC, Its
                                    Investment Advisor

                                     By: /s/ Martin Davey
                                          ---------------
                                           Name: Martin Davey
                                           Title: Managing Director


                                    VISTA LEVERAGED INCOME FUND

                                    By: MJX Asset Management, LLC, Its
                                    Investment Advisor

                                     By: /s/ Martin Davey
                                          ---------------
                                           Name: Martin Davey
                                           Title: Managing Director


                                    MORGAN STANLEY


                                     By: /s/ Daniel Twengo
                                          -----------------
                                           Name: Daniel Twengo
                                           Title: Vice President


                                    NCRAM LOAN TRUST

                                    By:  Nomoru Corporate Research and Asset
                                    Management  Inc. as Collateral Manager

                                     By: /s/ Elizabeth MacLean
                                          ---------------------
                                           Name: Elizabeth MacLean
                                           Title: Director

                                    CLYDESDALE STRATEGIC CLO I, LTD.

                                    By:  Nomoru Corporate Research and Asset
                                    Management  Inc. as Collateral Manager

                                     By: /s/ Elizabeth MacLean
                                          ---------------------
                                           Name: Elizabeth MacLean
                                           Title: Director



                                    CLYDESDALE 2003 CLO LTD.

                                    By:  Nomoru  Corporate Research and Asset
                                    Management Inc. as Collateral Manager

                                     By: /s/ Elizabeth MacLean
                                          ---------------------
                                           Name: Elizabeth MacLean
                                           Title: Director


                                    NUVEEN FLOATING RATE INCOME OPPORTUNITY FUND


                                     By: /s/ Curt Stein
                                          ------------------------------
                                           Name: Curt Stein
                                     Title:


                                    NUVEEN FLOATING RATE INCOME FUND


                                     By: /s/ Curt Stein
                                          ------------------------------
                                           Name: Curt Stein
                                     Title:


                                    NUVEEN SENIOR INCOME FUND


                                    By: /s/ Curt Stein
                                         -------------------------------
                                           Name: Curt Stein
                                     Title:

                                    SMBC MVI SPC, ON BEHALF OF AND FOR THE
                                    ACCOUNT OF SEGREGATED PORTFOLIO NO. 1

                                    By: Oak Hill Seprate Account Management I,
                                    LLC AS  INVESTMENT MANAGER

                                     By: /s/ Scott D. Krase
                                          ------------------
                                           Name: Scott D. Krase
                                           Title: Authorized Person


                                    OAK HILL CREDIT PARTNERS IV, LIMITED

                                    By: Oak Hill CLO Management IV, LLC AS
                                    INVESTMENT MANAGER

                                     By: /s/ Scott D. Krase
                                          ------------------
                                           Name: Scott D. Krase
                                           Title: Authorized Person


                                    OAK HILL CREDIT PARTNERS II, LIMITED

                                    By: Oak Hill CLO Management II, LLC AS
                                    INVESTMENT MANAGER

                                     By: /s/ Scott D. Krase
                                          ------------------
                                           Name: Scott D. Krase
                                           Title: Authorized Person


                                    OAK HILL CREDIT PARTNERS III, LIMITED

                                    By: Oak Hill CLO Management IIII, LLC AS
                                    INVESTMENT MANAGER

                                     By: /s/ Scott D. Krase
                                          ------------------
                                           Name: Scott D. Krase
                                           Title: Authorized Person

                                    OAK HILL CREDIT PARTNERS I, LIMITED

                                    By: Oak Hill CLO Management I, LLC AS
                                    INVESTMENT MANAGER

                                     By: /s/ Scott D. Krase
                                          ------------------
                                           Name: Scott D. Krase
                                           Title: Authorized Person


                                    OPPENHEIMER SENIOR FLOATING RATE FUND

                                     By: /s/ David Foxhoven
                                          ------------------
                                           Name: David Foxhoven
                                           Title: Vice President


                                    PPM MONARCH BAY FUNDING LLC


                                     By: /s/ Meredith J. Koslick
                                          -----------------------
                                           Name: Meredith J. Koslick
                                           Title: Assistant Vice President

                                    PPM SPYGLASS FUNDING TRUST


                                     By: /s/ Meredith J. Koslick
                                          -----------------------
                                           Name: Meredith J. Koslick
                                           Title: Assistant Vice President


                                    VERITAS CLO I, LTD.


                                    By: /s/ John Randolph Watkins
                                         -------------------------
                                           Name: John Randolph Watkins
                                           Title: Executive Director

                                    PROSPERO CLO I B V


                                     By: /s/ John Randolph Watkins
                                          -------------------------
                                           Name: John Randolph Watkins
                                           Title: Executive Director


                                    BOSTON HARBOR CLO 2004-1, Ltd.

                                     By: /s/ Beth Mazor
                                          --------------
                                           Name: Beth Mazor
                                           Title: Vice President


                                    PUTNAM FLOATING RATE INCOME TRUST


                                     By: /s/ Beth Mazor
                                          --------------
                                           Name: Beth Mazor
                                           Title: Vice President

                                    PUTNAM DIVERSIFIED INCOME TRUST


                                     By: /s/ Beth Mazor
                                          --------------
                                           Name: Beth Mazor
                                           Title: Vice President


                                    PUTNAM MASTER INTERMEDIATE INCOME TRUST


                                     By: /s/ Beth Mazor
                                          --------------
                                           Name: Beth Mazor
                                           Title: Vice President

                                    PUTNAM PREMIER INCOME TRUST


                                     By: /s/ Beth Mazor
                                          --------------
                                           Name: Beth Mazor
                                           Title: Vice President



                                    SUN LIFE ASSURANCE COMPANY OF CANADA (US)

                                    By:  Fairlead Capital Management, Inc. as
                                    Sub-Advisor


                                     By: /s/ Melissa Marano
                                          ------------------
                                           Name: Melissa Marano
                                           Title: Vice President and Senior
                                                  Portfolio Manager


                                    FOX BASIN CLO 2003, LTD.

                                    By: Royal Bank of Canada,
                                    as Collateral Agent

                                     By: /s/ Melissa Marano
                                          ------------------
                                           Name: Melissa Marano
                                           Title: Authorized Signatory


                                    LOAN FUNDING XI LLC

                                    By: Sankaty Advisors, LLC,
                                    as Collateral Manager


                                     By: /s/ Diane J. Exter
                                          ------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director and
                                                  Portfolio Manager


                                    AVERY POINT CLO, LTD.

                                    By: Sankaty Advisors, LLC,
                                    as Collateral Manager


                                     By: /s/ Diane J. Exter
                                          ------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director and
                                                  Portfolio Manager

                                    RACE POINT CLO, LIMITED

                                    By: Sankaty Advisors, LLC,
                                    as Collateral Manager


                                     By: /s/ Diane J. Exter
                                          ------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director and
                                                  Portfolio Manager



                                    RACE POINT II CLO, LIMITED

                                    By: Sankaty Advisors, LLC,
                                    as Collateral Manager


                                     By: /s/ Diane J. Exter
                                          ------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director and
                                                  Portfolio Manager


                                    CASTLE HILL I - INGOTS, LIMITED

                                    By: Sankaty Advisors, LLC,
                                    as Collateral Manager


                                     By: /s/ Diane J. Exter
                                          ------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director and
                                                  Portfolio Manager


                                    CASTLE HILL II - INGOTS, LIMITED

                                    By: Sankaty Advisors, LLC,
                                    as Collateral Manager


                                    By: /s/ Diane J. Exter
                                         ------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director and
                                                  Portfolio Manager


                                    CASTLE HILL III CLO, LIMITED

                                    By: Sankaty Advisors, LLC,
                                    as Collateral Manager


                                    By: /s/ Diane J. Exter
                                         ------------------
                                           Name: Diane J. Exter
                                           Title: Managing Director and
                                                  Portfolio Manager

                                    SKY CBNA LOAN FUNDING LLC


                                     By: /s/ Karen Kovan
                                          ---------------
                                           Name: Karen Kovan
                                           Title: Assistant Vice President


                                    HARBOUR TOWN FUNDING LLC


                                    By: /s/ Meredith J. Koslick
                                         -----------------------
                                           Name: Meredith J. Koslick
                                           Title: Assistant Vice President


                                    XL RE LTD.

                                    By: Stanfield Capital Partners, LLC
                                    as its Asset Manager


                                    By: /s/ Christopher A. Bondy
                                         -------------------------------
                                           Name: Christopher A. Bondy
                                           Title: Partner


                                    STANFIELD VANTAGE CLO, LTD.

                                    By: Stanfield Capital Partners, LLC,
                                    as its Asset Manager


                                    By: /s/ Christopher A. Bondy
                                         -------------------------------
                                           Name: Christopher A. Bondy
                                           Title: Partner


                                    WINDSOR LOAN FUNDING, LIMITED

                                    By:  Stanfield Capital Partners LLC,
                                    as its Investment Manager


                                    By: /s/ Christopher A. Bondy
                                         ------------------------
                                           Name: Christopher A. Bondy
                                           Title: Partner

                                    GRANITE VENTURES I, LTD.

                                    By: Stone Tower Debt Advisors,
                                    as its collateral manager


                                    By: /s/ W. Anthony Edson
                                         --------------------
                                           Name: W. Anthony Edson
                                           Title: Authorized Signatory


                                    STONE TOWER CLO II

                                    By: Stone Tower Debt Advisors,
                                    as its collateral manager


                                    By: /s/ W. Anthony Edson
                                         --------------------
                                           Name: W. Anthony Edson
                                           Title: Authorized Signatory


                                    STONE TOWER CLO III LTD.

                                    By: Stone Tower Debt Advisors,
                                    as its collateral manager


                                    By: /s/ W. Anthony Edson
                                         --------------------
                                           Name: W. Anthony Edson
                                           Title: Authorized Signatory


                                    TRS CALLISTO, LLC


                                     By: /s/ Alice Wagner
                                          ----------------
                                           Name: Alice Wagner
                                           Title: Vice President


                                    WACHOVIA BANK, NATIONAL ASSOCIATION


                                     By: /s/ Jennifer Loew
                                          -----------------
                                           Name: Jennifer Loew
                                           Title: Associate